UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

Goodwell Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52948	26-0746451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

93 RIGA FERAIOU STREET, PATRUS, GREECE	26221
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (0030) 2610622655

333 W. Garvey Ave, B-138 Monterey Park, CA 91754
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

GOODWELL INC.

September 22, 2008

Item 5.01	Changes in Control of Registrant.

On September 22, 2008, Annie Zheng, our former President, Chief Executive Officer and Chief Financial Officer, privately sold 1,000,000 shares of our common stock, constituting 100% of our outstanding shares and all of the shares owned beneficially by her in Goodwell, to Nikos Bogonikolos, for $18,000. As a result of the privately-negotiated sale, a change in control occurred from Ms. Zheng to Mr. Bogonikolos.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on September 22, 2008, Ms Zheng resigned as an officer and director of Goodwell in connection with the sale of her 1,000,000 shares of our common stock, and Mr. Bogonikolos was appointed as the new Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of Goodwell.

Mr. Bogonikolos, was born in Thessaloniki, in 1963.

1981-1985: Degree Graduate of the Department of Mathematics, University of Patras

1985-1987: Postgraduate Research at the Department of Mathematics, University of Patras, specialized in "Problem solving procedures"

2000-2002: MSc, Department of Cybernetics, Kharkov National Economic University, Kharkov, Ukraine

2002-2005: Doctorate thesis entitled: "Models of anticipatory management in factory financial activity", Kharkov National Economic University, Kharkov, Ukraine

2004: Hononary Doctor of The National Academy of Management, Kiev, Ukraine

Since 1987 President, Managing Director and shareholder of business entities related to: Computer Science, Education, Consulting services, and European Projects in Greece (Patras, Athens, Thessaloniki) and abroad, Belgium (Brussels), UK (London), Ukraine (Kharkov, Kiev) .

Projects' Management in the fields of entrepreneurial assistance, information technology, training and regional development in the Private and Public sector, in Greece and Europe, total budget over 100.000.000 euro.

Expert in Commissions of European Commission, European Parliament and Union of Industrial and Employers' Confederations of Europe (UNICE) in the field of Entrepreneurial assistance, Innovation, Research and Technological Development, Training and in Relations with Third Countries. Special Consultant of the Industry Association of Peloponese and Western Greece for European issues.

Contracts for Senior Advisory and Assessment  for Greek  Ministry of Development - General Secretary of Consumer Protection and General Secretary of Research and Technology

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits ..

Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOODWELL INC.

Date: Ocotber 6, 2008	By:	/s/ Nikos Bogonikolos
Nikos Bogonikolos President, Chief Executive Officer and Chief Financial Officer